Acquisitions	12 Months Ended
Dec. 31, 2019
Disclosure Of Business Combinations [Abstract]
Acquisitions

12 Acquisitions

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. Provisional fair values of the consideration given and of the assets and liabilities acquired are summarised below.

	Fair value 2019 £m	Fair value 2018 £m	Fair value 2017 £m
Goodwill	257	626	77
Intangible assets	245	423	56
Property, plant and equipment	1	5	—
Current assets	20	24	3
Non-current assets	4	12	—
Current liabilities	(53)	(72)	(16)
Borrowings	(6)	(12)	—
Deferred tax	(44)	(51)	(2)
Net assets acquired	424	955	118
Consideration (after taking account of £32m (2018: £27m; 2017: £7m) net cash acquired)	424	955	118
Less: consideration deferred to future years	(10)	(36)	(1)
Less: acquisition date fair value of equity interest	(15)	—	—
Net cash flow	399	919	117

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

The fair values of the assets and liabilities acquired in the last 12 months are provisional pending the completion of the valuation exercises. Final fair values will be incorporated in the 2020 consolidated financial statements. There were no significant adjustments to the provisional fair values of prior year acquisitions established in 2018.

The businesses acquired in 2019 contributed £51m to revenue, increased adjusted operating profit by £8m, decreased net profit by £9m (after charging £17m of integration costs and amortisation of acquired intangibles) and contributed £3m to net cash outflow from operating activities for the part year under the Group’s ownership and before taking account of acquisition financing costs. Had the businesses been acquired at the beginning of the year, on a pro forma basis the Group revenues, adjusted operating profit and net profit attributable to RELX PLC shareholders for the year would have been £7,897m, £2,487m and £1,501m respectively, before taking account of acquisition financing costs.

Since 31 December 2019, the Group has acquired or committed to acquire a number of businesses, for aggregate consideration of £0.6bn. These acquisitions include ID Analytics, a provider of credit and fraud solutions, and Emailage, a provider of email based fraud solutions, both of which will become part of Risk & Business Analytics